================================================================================

                     Brandywine Operating Partnership, L.P.,
                  a Delaware limited partnership, as Mortgagor

                                       to

                       NationsBank, N.A., not individually
                  but acting in its capacity as administrative
                    and documentation agent for the equal and
                        ratable benefit of the co-lenders
                         described herein, as Mortgagee



                           --------------------------

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                     (This Mortgage Secures Future Advances)

                           --------------------------



                                    Dated:  As of May 30, 1997

                                    Location:        __________________
                                                     __________________
                                                     __________________


                                    RECORD AND RETURN TO:

                                    Battle Fowler LLP
                                    Park Avenue Tower
                                    75 East 55th Street
                                    New York, New York 10022

                                    Attention:  Dean A. Stiffle, Esq.









                       Uniform Parcel Identifier: _______

================================================================================
                                                    Master Pennsylvania Mortgage

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----

1.  Payment of Debt....................................................  3

2.  Warranty of Title..................................................  3

3.  Leases and Rents...................................................  3

4.  Notice.............................................................  3

5.  Sale of Mortgaged Property.........................................  4

6.  Changes in Laws Regarding Taxation.................................  4

7.  No Credits on Account of the Debt..................................  5

8.  Documentary Stamps.................................................  5

9.  Events of Default..................................................  5

10. Certain Remedies...................................................  5

11. Appointment of Receiver............................................  6

12. Non-Waiver.........................................................  6

13. Construction.......................................................  7

14. Security Agreement.................................................  7

15. Further Acts, etc..................................................  8

16. Headings, etc......................................................  8

17. Filing of Mortgage, etc............................................  8

18. Recovery of Sums Required To Be Paid...............................  8

19. Actions, Cases and Proceedings.....................................  8

20. Inapplicable Provisions............................................  8

21. Duplicate Originals................................................  9

22. Certain Usage......................................................  9

23. Waiver of Notice...................................................  9

24. No Oral Change.....................................................  9

25. Waiver of Statutory Rights.........................................  9

26. Credit Agreement...................................................  9

27. Binding Effect.....................................................  9


                                       -i-

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                                                                       Page
                                                                       ----

28. Exculpation........................................................  9

29. Open-End Mortgage.................................................. 10


ACKNOWLEDGEMENT

EXHIBIT A         -        (Definitions)
EXHIBIT B         -        (Description of Premises)

                                              Uniform Parcel Identifier: _______




                    OPEN-END MORTGAGE AND SECURITY AGREEMENT
                     (This Mortgage Secures Future Advances)


                           This Mortgage entered into as of the 30th day of May, 1997, between Brandywine Operating Partnership, L.P., a Delaware limited partnership having an office c/o Brandywine Realty Trust, Newtown Square Corporate Campus, 16 Campus Boulevard, Suite 150, Newtown Square, Pennsylvania (hereinafter referred to as "Mortgagor"); and NationsBank, N.A., a national banking association having an office at 8300 Greensboro Drive, McLean, Virginia, not individually, but acting in its capacity as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, pursuant to and in accordance with the terms and provisions of the Credit Agreement (NationsBank, N.A., acting in such capacity as administrative and documentation agent being hereinafter referred to as "Mortgagee").

                              PRELIMINARY STATEMENT

                  A. All capitalized terms as used in this Mortgage shall, unless otherwise defined in this Mortgage, have the meanings given to such terms in Exhibit A attached hereto.

                  B. Mortgagor is the owner of a fee estate in the premises described in Exhibit B attached hereto (hereinafter referred to as the "Premises").

                  C. Co-Lenders have on the terms, covenants and provisions set forth in the Credit Agreement extended to Borrowers a credit facility in the principal sum of up to, but not in excess of, $70,000,000 (hereinafter referred to as the "Credit Facility"), which Credit Facility is evidenced by, and payable together with interest thereon in accordance with the provisions of, the Credit Facility Notes.

                  D. Co-Lenders were willing to extend the Credit Facility to Borrowers only if Mortgagor executed and delivered this Mortgage to Mortgagee, as administrative and documentation agent for the equal and ratable benefit of Co-Lenders, as security for the payment of the Debt.

                  E. NOW, THEREFORE, to secure the payment of an indebtedness in the principal sum of up to, but not in excess of, Seventy Million and 00/100 Dollars ($70,000,000.00), lawful money of the United States of America, or so much thereof as may be advanced and be outstanding from time to time in accordance with the provisions of the Credit Agreement, to be paid with interest in accordance with the provisions of the Credit Facility Notes and the Credit Agreement (said indebtedness, interest and any and all sums which may or shall become due in accordance with the provisions of the Credit Facility Documents being hereinafter collectively referred to as the "Debt"), Mortgagor has mortgaged, created a security interest in, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, create a security interest in, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee forever all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):


(a)  the Premises;

                  (b) all buildings and improvements now or hereafter located on the Premises (hereinafter referred collectively to as the "Improvements");

                  (c) all of the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

                  (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

                  (e) all FF&E and the right, title and interest of Mortgagor in and to any of the FF&E which may be subject to any security agreements (as defined in the Uniform Commercial Code) superior in lien to the lien of this Mortgage;

                  (f) all awards or payments, including interest thereon, if any, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Mortgaged Property;

                  (g) all leases, licenses and other agreements affecting or relating to the use or occupancy of the Mortgaged Property now or hereafter entered into (such leases, licenses and other agreements are hereinafter collectively referred to as the "Leases") and the right to receive and apply the rents, income, revenues, receipts, accounts, accounts receivable, issues and profits of or derived from or relating to the Mortgaged Property (hereinafter collectively referred to as the "Rents") to the payment of the Debt;

                  (h) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right (subject to the provisions of the Credit Agreement) to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property; and

                  (i) the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to commence any action, case or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

                  TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever;

                  PROVIDED, HOWEVER, that if Mortgagor shall pay, perform and discharge the obligations secured hereby in full, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

                  AND Mortgagor covenants and agrees with and represents and warrants to Mortgagee as follows:

                  1. Payment of Debt. Mortgagor will pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents.

                  2. Warranty of Title. Subject only to those exceptions to title specifically set forth in the title policy issued or to be issued by the Title Company to Mortgagee and insuring the lien of this Mortgage, Mortgagor warrants the title to the Premises, the Improvements, the FF&E and the balance of the Mortgaged Property.

                  3. Leases and Rents. Subject to the terms of this paragraph, Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor the right to collect the Rents. Mortgagor shall collect and hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt. The right of Mortgagor to collect the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default by giving notice of such revocation to Mortgagor. Following such notice and as long as such Event of Default is continuing (it being understood that the decision whether or not to accept the cure of an Event of Default shall be in the sole and absolute discretion of Mortgagee), Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. In addition, Mortgagee shall have the absolute and unconditional right following the occurrence and during the continuance of an Event of Default to notify the tenants under the Leases that all Rents should be paid directly to Mortgagee. In addition to the rights which Mortgagee may have herein, if an Event of Default shall occur and shall be continuing Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of Mortgagor. Upon default in any such payment, Mortgagor will vacate and surrender possession of the Mortgaged Property to Mortgagee, or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the landlord under the Leases.

                  4. Notice. Any notice, request, demand, statement, authorization, approval or consent made hereunder shall be in writing and shall be sent by Federal Express, or other reputable national courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if sent by Federal Express, or other reputable national courier service, and (ii) three
(3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

                If to Mortgagor:

                         c/o Brandywine Realty Trust
                         Newtown Square Corporate Campus
                         16 Campus Boulevard, Suite 150
                         Newtown Square, Pennsylvania 19073
                         Attention:  Gerard H. Sweeney
                                     President and Chief Executive Officer

                With a copy to:

                         Pepper, Hamilton & Scheetz
                         3000 Two Logan Square
                         Eighteenth and Arch Streets
                         Philadelphia, Pennsylvania 19103-2799
                         Attention:  Michael H. Friedman, Esq.

                If to Mortgagee:

                         NationsBank, N.A.
                         Real Estate Banking
                         8300 Greensboro Drive
                         McLean, Virginia 22102-3604
                         Attention:  Cheryl D. Fitzgerald
                                     Vice President

                With copies to:

                         Cadwalader, Wickersham & Taft
                         201 South College Street - Suite 1510
                         Charlotte, North Carolina 28244
                         Attention:  James P. Carroll, Esq.

                                          and

                         Battle Fowler LLP
                         Park Avenue Tower
                         75 East 55th Street
                         New York, New York 10022
                         Attention:  Dean A. Stiffle, Esq.

Each party may designate a change of address by notice to the other party, given at least fifteen (15) days before such change of address is to become effective.

                  5. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

                  6. Changes in Laws Regarding Taxation. In the event of the passage after the date of this Mortgage of any law of the State in which the

Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Credit Facility Notes or the Debt, Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within thirty (30) days after demand by Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for Mortgagee, Mortgagor is not permitted by law to pay such taxes, Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Mortgagor of not less than sixty (60) days.

                  7. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

                  8. Documentary Stamps. If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Credit Facility Notes (or any of them), this Mortgage or any of the other Credit Facility Documents, Mortgagor will, to the extent permitted by law, pay for the same, with interest and penalties thereon, if any.

                  9. Events of Default. The Debt shall become due at the option of Mortgagee upon the occurrence of any one or more of the Events of Default.

                  10. Certain Remedies. Following the occurrence of any Event of Default, Mortgagee shall have all rights and remedies provided pursuant to the Credit Facility Documents, at law and in equity.

                  (a) Without limiting the generality of the foregoing, Mortgagee may:

                           (i) Entry. Enter and take possession of Mortgaged
                  Property or any part thereof, exclude Mortgagee and/or any lessee of any portion of the Mortgaged Property and all persons claiming under them wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and collect and receive the income therefrom and apply the same to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and the other Credit Facility Documents and applicable law, the remainder to be applied to the payment, performance and discharge of the obligations secured hereby in such order, priority and proportion as Mortgagee may determine in the exercise of its sole and absolute discretion until the same have been paid in full.

                           (ii) Foreclosure. Institute an action for the
                  foreclosure of this Mortgage and the sale of the Mortgaged Property pursuant to the judgment or decree of a court of competent jurisdiction.

                           (iii) Sale. Sell the Mortgaged Property at
                  foreclosure to the highest bidder or bidders at public auction at sales held at such places and times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice.

                           (iv) Specific Performance. Take all steps to protect
                  and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights.

                  (b) If Mortgagor fails or refuses to surrender possession of the Mortgaged Property after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Mortgaged Property under any provision of this Mortgage or pursuant to any judgment or decree of court.

                  (c) FOR THE PURPOSES OF THE REMEDIES AFFORDED MORTGAGEE IN THIS MORTGAGE, MORTGAGOR HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR IT TO SIGN AN AGREEMENT FOR ENTERING AN AMICABLE ACTION OF EJECTMENT FOR POSSESSION OF ANY OF THE MORTGAGED PROPERTY AND TO CONFESS JUDGMENT THEREON AGAINST MORTGAGOR IN FAVOR OF MORTGAGEE, WHEREUPON A WRIT MAY FORTHWITH ISSUE FOR THE IMMEDIATE POSSESSION OF ANY OF THE MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER; AND FOR SO DOING, THIS MORTGAGE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

                  (d) Mortgagor hereby waives and releases all procedural errors, defects and imperfections in any proceedings instituted by Mortgagee under this Mortgage except for required notices under this Mortgage.

                  11. Appointment of Receiver. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any Event of Default, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

                  12. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Credit Facility Documents by reason of (i) failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or any other mortgage or deed of trust securing the Debt or any portion thereof or otherwise enforce any of the provisions of this Mortgage or any of the other Credit Facility Documents, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Credit Facility Documents without first having obtained the consent of Mortgagor, and in the latter event, Mortgagor shall continue to be obligated to pay the Debt at the times and in the manner provided in the Credit Facility Documents, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment of the Debt or otherwise modify the terms of the Credit Facility Documents, including, without limitation, a modification of the interest rate payable on the Principal Balance of the Credit Facility Notes, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy set forth in the Credit Facility Documents or now or hereafter afforded by law. The rights of Mortgagee under this Mortgage and the other Credit Facility Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision of this Mortgage or of the other Credit Facility Documents to the exclusion of any other provision set forth in this Mortgage or the other Credit Facility Documents.

                  13. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State in which the Premises are located.

                  14. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement", within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. This Mortgage secures, and the obligations secured hereby include, future advances. All advances and indebtedness arising and accruing from time to time under the Credit Facility shall be secured hereby to the same extent as though the Credit Agreement and the other Credit Facility Documents were fully incorporated in this Mortgage. Under the Credit Agreement and the other Credit Facility Documents advances may be made and indebtedness may be incurred from time to time hereafter, but each such advance or indebtedness shall be secured hereby as if made on the date hereof. Mortgagor by executing and delivering this Mortgage has granted to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property, including, without limitation, FF&E. This Mortgage constitutes and is effective as a fixture filing as provided in Section 402 of Division 9 of the Uniform Commercial Code, as to those portions of the Mortgaged Property are or are to become fixtures as defined in the Uniform Commercial Code. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the FF&E or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the FF&E. Mortgagor shall pay to Mortgagee on demand any and all expenses (including reasonable attorneys' fees) actually incurred or paid by Mortgagee in protecting its interest in the FF&E and in enforcing its rights hereunder with respect to the FF&E. Any notice of sale, disposition or other intended action by Mortgagee with respect to the FF&E sent to Mortgagor in accordance with the provisions of this Mortgage at least seven
(7) business days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Mortgagor (except in the case of FF&E which is perishable or is of a type customarily sold on a recognized market, in which case such seven (7) business days' notice shall not be required), and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Mortgagor within five (5) days after receipt by Mortgagor of such notice. The proceeds of any sale or disposition of the FF&E, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such order, priority and proportions as Mortgagee in its discretion shall deem proper.

                  15. Further Acts, etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

                  16. Headings, etc. The headings, titles and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  17. Filing of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

                  18. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

                  19. Actions, Cases and Proceedings. Mortgagee shall have the right to appear in and defend any action, case or proceeding brought with respect to the Mortgaged Property and to bring any action, case or proceeding, which Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property.

                  20. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this Mortgage shall be construed without such provision.

                  21. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

                  22. Certain Usage. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural and vice versa.

                  23. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor, and Mortgagor (to the full extent it may lawfully do so) hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

                  24. No Oral Change. This Mortgage may only be modified, amended or changed by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by Mortgagee and if so given by Mortgagee shall only be effective in the specific instance in which given.

                  25. Waiver of Statutory Rights. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that Mortgagor may do so under applicable law. Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to

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foreclose such lien may order the Mortgaged Property sold as an entirety.
Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

                  26. Credit Agreement. This Mortgage is subject to all of the terms, covenants and conditions of the Credit Agreement, which Credit Agreement and all of the terms, covenants and conditions thereof are by this reference incorporated herein with the same force and effect as if fully set forth herein. The proceeds of the Credit Facility secured hereby are to be advanced by Co-Lenders to Mortgagor in accordance with the provisions of the Credit Agreement. Mortgagor shall observe and perform all of the terms, covenants and conditions of the Credit Agreement on Mortgagor's part to be observed or performed. All advances (including future advances) made and all indebtedness arising and accruing under the Credit Agreement from time to time shall constitute part of the Debt and shall be secured hereby as if made on the date hereof.

                  27. Binding Effect. The terms, covenants and provisions of this Mortgage shall be binding on and shall inure to the benefit of Mortgagor, Mortgagee, and their respective successors and assigns.

                  28. Exculpation. No recourse shall be had for any obligation of BRT under this Mortgage or any of the other Credit Facility Documents or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of BRT, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each other party to this Mortgage and the other Credit Facility Documents.

                  29. Open-End Mortgage. This Mortgage is an open-end mortgage securing future advances pursuant to 42 Pa. C.S.A. ss.8143. Without limiting the foregoing or any other provision of this Mortgage, this Mortgage secures, inter alia, present and future advances of the Credit Facility made by Co-Lenders or Mortgagee pursuant to the Credit Agreement and/or the other Credit Facility Documents; advances made by Mortgagee or Co-Lenders with respect to the Mortgaged Premises for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Mortgaged Premises or the lien of this Mortgage; and expenses incurred by Mortgagee or Co-Lenders by reason of the occurrence of an Event of Default. The priority of such future advances and expenses shall relate back to the date of this Mortgage, or to such later date as required by applicable law, regardless of the date upon which such advances are made or such expenses are incurred. If the Credit Facility Documents provide that any advances of the Credit Facility shall be made by Co-Lenders upon completion by Mortgagor of certain performance obligations under the Credit Agreement and/or the other Credit Facility Documents (including, without limitation, compliance with the terms of the Credit Agreement and/or the other Credit Facility Documents such that no default or Event of Default shall have occurred), such advances of the Credit Facility shall be and be deemed "obligatory advances" solely for the purpose of the application of the obligatory advance doctrine to confirm the lien priority of such advances of the Credit Facility actually made by Co-Lenders, whether such advances of the Credit Facility are initially either (1) advanced by Co-Lenders or Mortgagee into an escrow subject to Mortgagee's or Co-Lenders' control or (2) retained by Co-Lenders or Mortgagee.

                  IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage as of the day and year first above written.


                                BRANDYWINE OPERATING PARTNERSHIP, L.P., a
                                Delaware limited partnership

                                By:      Brandywine Realty Trust, a Maryland
                                         real estate investment trust


                                      By:/s/ Gerard H. Sweeney
                                         ---------------------------------------
                                            Name:   Gerard H. Sweeney
                                            Title:  President and Chief
                                                    Executive Officer



                    Certificate of Residence of the Mortgagee

                  The business address of the Mortgagee herein is 8300 Greensboro Drive, McLean, Virginia 22102-3604.


                                  _________________________________________
                                  Agent/Attorney for Mortgagee

                                 ACKNOWLEDGEMENT

                                (To be attached)

                                    EXHIBIT A

                                  (Definitions)


Borrowers: The term "Borrowers" as used in this Mortgage shall mean Mortgagor and BRT.

BRT: The term "BRT" as used in this Mortgage shall mean Brandywine Realty Trust, a Maryland real estate investment trust.

Co-Lenders: The term "Co-Lenders" as used in this Mortgage shall mean, collectively, Smith Barney and NB.

Co-Lenders Agreement: The term "Co-Lenders Agreement" as used in this Mortgage shall mean that certain Co-Lender and Servicing Agreement dated as of the date hereof between Smith Barney and NB, in its individual capacity and in its capacity as administrative and documentation agent for the Credit Facility, as the same may be amended from time to time.

Credit Agreement: The term "Credit Agreement" as used in this Mortgage shall mean that certain Credit Agreement dated as of the date of this Mortgage among Smith Barney, NB, in its individual capacity, Mortgagor and BRT, and NB, acting in its capacity as administrative and documentation agent for the Credit Facility, as the same may be amended from time to time, and pursuant to the provisions of which the Credit Facility is being extended by Co-Lenders to Mortgagor.

Credit Facility: The term "Credit Facility" as used in this Mortgage shall have the meaning given to such term in paragraph C of the Preliminary Statement of this Mortgage.

Credit Facility Documents: The term "Credit Facility Documents" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Credit Facility Notes: The term "Credit Facility Notes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Debt: The term "Debt" as used in this Mortgage shall have the meaning given to such term in paragraph E of the Preliminary Statement of this Mortgage.

Default Rate: The term "Default Rate" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Events of Default: The term "Events of Default" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

FF&E: The term "FF&E" as used in this Mortgage shall mean, collectively, all goods (as such term is defined in the Uniform Commercial Code), now owned or hereafter acquired by Mortgagor, located at or used in connection with the Improvements and the operation of the Improvements, including, without limitation, (i) all furniture and furnishings and all other items of personal property (including inventory now owned or hereafter acquired by Mortgagor) now and hereafter located on, or used in connection with the operation of the Improvements, together with all replacements, modifications, alterations and additions thereto; and (ii) all equipment, fixtures, machinery and other items of property required or incidental to the use of the Improvements, including all components thereof, now and hereafter permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste, disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, together with all replacements, modifications, alterations and additions thereto.

Improvements: The term "Improvements" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Leases: The terms "Leases" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Principal Balance: The term "Principal Balance" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Mortgaged Property: The term "Mortgaged Property" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Mortgagee: The term "Mortgagee" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

Mortgagor: The term "Mortgagor" as used in this Mortgage shall have the meaning given to such term in the preamble to this Mortgage.

NB: The term "NB" as used in this Mortgage shall mean NationsBank, N.A., a national banking association.

Premises: The term "Premises" as used in this Mortgage shall have the meaning given to such term in paragraph B of the Preliminary Statement of this Mortgage.

Rents: The term "Rents" as used in this Mortgage shall have the meaning given to such term in the granting clause of this Mortgage.

Smith Barney: The term "Smith Barney" as used in this Mortgage shall mean Smith Barney Mortgage Capital Group, Inc., a Delaware corporation.

Taxes: The term "Taxes" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Title Company: The term "Title Company" as used in this Mortgage shall have the meaning given to such term in the Credit Agreement.

Uniform Commercial Code: The term "Uniform Commercial Code" as used in this Mortgage shall mean the Uniform Commercial Code of the State in which the Premises are located.

                                   *EXHIBIT B

                            (Description of Premises)









--------
     * Legal description of premises should include insurable description of any easements which are appurtenant to the Premises.